Exhibit 10.50(a)

REINSTATEMENT OF AND FIRST AMENDMENT

TO

OPTION AGREEMENT FOR THE PURCHASE AND SALE OF REAL PROPERTY

AND ESCROW INSTRUCTIONS

This REINSTATEMENT OF AND First Amendment to option agreement for the purchase and sale of real property and escrow instructions, dated effective as of November 21, 2013 (this “First Amendment”), is made and entered into by and between SPANSION LLC, a Delaware limited liability company (“Optionor”), and WATT COMMUNITIES LLC, a California limited liability company (“Optionee”), with reference to the facts set forth below.

A.     Optionor and Optionee have entered into that certain Option Agreement for the Purchase and Sale of Real Property and Escrow Instructions, dated as of October 18, 2013 (the “Agreement”) pertaining to the purchase and sale of the Property (as defined in the Agreement). All capitalized terms used but not defined in this First Amendment shall have the same meaning as set forth in the Agreement.

B.     Optionor and Optionee wish to ratify, continue, and amend the Agreement as provided below.

Now, therefore, in consideration of the foregoing and the mutual covenants and conditions contained herein, Optionor and Optionee hereby agree as follows:

1.     Reinstatement of Option Agreement. The Agreement is hereby reinstated and shall be deemed for all purposes to have continued in full force and effect without lapse or interruption since the original execution thereof.

2.     Amendment. The Agreement is hereby ratified, continued, and amended as follows:

(a)     Optionee hereby approves the condition of the Property and all of the Property Documents. This First Amendment constitutes the Approval Notice from Optionee to Optionor. Optionor hereby confirms that it obtained Board of Directors approval of this transaction on or before the date required under Section 22.17 of the Agreement.

(b)     The Option Expiration Date set forth in Article 1 of the Agreement is hereby changed from November 21, 2013, to January 23, 2014.

(c)     Concurrently with and as a condition subsequent to the effectiveness of this First Amendment, Optionee shall deposit in Escrow the Second Installment of the Option Consideration, which shall be non-refundable and, together with the First Installment of the Option Consideration, immediately released from Escrow to Optionor. Provided the Option is exercised in accordance with Article 1 of the Agreement as amended by this First Amendment, the Option Consideration shall be applied toward the Purchase Price at Closing.

(d)     The outside date for Closing set forth in Section 8.1 of the Agreement is hereby changed from December 10, 2013, to January 23, 2014.

(e)     The Purchase Price shall be Sixty Million Dollars ($60,000,000).

(f)     The Lease set forth in Exhibit D to the Agreement is hereby deleted and replaced with the Lease form attached to this First Amendment at Exhibit A.

3.     Counterparts; Transmission. This First Amendment may be executed in any number of counterparts and by each party on separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument. The parties contemplate that they may be executing counterparts of this First Amendment transmitted by facsimile or email in PDF format and agree and intend that a signature by either facsimile machine or email in PDF format shall bind the party so signing with the same effect as though the signature were an original signature.

4     Ratification of Remaining Provisions of Agreement. Except as specifically set forth herein, the parties hereby ratify and confirm each and every term, covenant and condition of the Agreement, and confirm that the Agreement is in full force and effect. In the event of any conflict between the Agreement and this First Amendment, this First Amendment shall govern and control.

In witness whereof, the parties hereto have executed this First Amendment as of the date first set forth above.

Optionor: SPANSION LLC, a Delaware limited liability company By: /s/ Carmine R. Renzulli Name: Carmine R. Renzulli Its: Corporate Senior Vice President, Worldwide Human Resources	Optionee: WATT COMMUNITIES LLC, a California limited liability company By: /s/ Max Frank Name: Max Frank Its: Group President

2